Exhibit 10.2
AMENDMENT NO. 1

TO

CONTRIBUTION AND EXCHANGE AGREEMENT

THIS AMENDMENT NO. 1 TO CONTRIBUTION AND EXCHANGE AGREEMENT (this “Amendment”) is made and entered into this 26th day of June, 2009, by and among Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), Tiggator, Inc., a Texas corporation (“Tiggator”), TRB Minerals, LP, a Texas limited partnership (“TRB Minerals”), and West Fork Partners, L.P., a Texas limited partnership (“West Fork Partners”).  Tiggator, TRB Minerals and West Fork Partners are sometimes referred to collectively as the “Contributors.”

W I T N E S S E T H :

WHEREAS, the Partnership and the Contributors are parties to that certain Contribution and Exchange Agreement dated May 15, 2009 (the “Original Agreement”); and

WHEREAS, pursuant to Section 8.3 of the Original Agreement, the Original Agreement may be amended if made by an instrument in writing that has been signed by the parties thereto.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein and in the Original Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Certain Definitions.  Terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Original Agreement.  All references to the “Agreement” in the Original Agreement shall be deemed to refer to the Original Agreement, as amended by this Amendment.

Section 2.     Amendment and Restatement of Index to Exhibits and Schedules. The Index to Exhibits and Schedules of the Original Agreement is hereby amended and restated as set forth on Annex I attached hereto.

Section 3.     Amendment and Restatement of Section 1.2(b).  Section 1.2(b) of the Original Agreement is hereby amended and restated to read as follows:

“(b)           Prior to the Closing, the Partnership shall designate American Stock Transfer and Trust Company (the “Exchange Agent”) for the purpose of issuing and delivering to the Contributors 1,600,000 Common Units (the “Subject Units”) to be allocated among the Contributors as set forth on Schedule 1.2(b) (the “Subject Units Allocation Schedule”).  The Contributors shall deliver the Subject Units Allocation Schedule to the Partnership no later than five days prior to the Closing.  Promptly after the Closing, the Partnership will send, or will cause the Exchange Agent to send, to each Contributor (i) a certificate representing that number of whole Common Units that such member has a right to receive pursuant to this Section 1.2(b) and (ii) a Transfer

Application for use in admission of the Contributors as limited partners in the Partnership.  Each Contributor, upon delivery to the Partnership of a properly completed Transfer Application, will be admitted into the Partnership as a limited partner in accordance with the Partnership Agreement.  Prior to such time, each such party shall have the rights of an “Assignee” under the Partnership Agreement.”

Section 4.     Amendment and Restatement of Section 3.13.  Section 3.13 of the Original Agreement is hereby amended and restated to read as follows:

“3.13 Proceeds of Production.  All proceeds of production from the Properties which have been paid to the Contributors are set forth on Schedule 3.13 by month, payee and amount paid.”

Section 5.     Amendment and Restatement of Section 4.2(a).  Section 4.2(a) of the Original Agreement is hereby amended and restated to read as follows:

“(a)   mortgage or pledge any of the Properties or create or suffer to exist any Encumbrance thereupon, other than Permitted Encumbrances or as set forth on Schedule 4.2(a);”

Section 6.     Amendment and Restatement of Section 10.1(a).  Section 10.1(a) of the Original Agreement is hereby amended and restated to read as follows:

“(a)   If to Tiggator:

Tiggator, Inc.
5956 Sherry Lane, Suite 1810
Dallas, Texas 75225
Attention: Wallace L. Hall, Jr.
Fax:           214.891.9855   ”

Section 7.     Amendment and Restatement of Exhibit 1.2(a)(i).  Exhibit 1.2(a)(i) of the Original Agreement is hereby amended and restated as set forth on Exhibit 1.2(a)(i) attached hereto.

Section 8.     Amendment and Restatement of Exhibit 1.3.  Exhibit 1.3 of the Original Agreement is hereby amended and restated as set forth on Exhibit 1.3 attached hereto.

Section 9.     Deletion of Exhibit 3.13.  Exhibit 3.13 of the Original Agreement is hereby deleted in its entirety.

Section 10.   Amendment and Restatement of Exhibit 6.2(e).  Exhibit 6.2(e) of the Original Agreement is hereby amended and restated as set forth on Exhibit 6.2(e) attached hereto.

Section 11.   Ratification of Original Agreement.  The Original Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects and shall remain in full force and effect.

Section 12.   Counterparts.  This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf by its representative thereunto duly authorized, as of the date first above written.

THE PARTNERSHIP:

DORCHESTER MINERALS, L.P.

By:          Dorchester Minerals Management LP,
its general partner

By:      Dorchester Minerals Management GP LLC,
            its general partner

    By:        /s/ William Casey McManemin
         William Casey McManemin,
         Chief Executive Officer and Manager

THE CONTRIBUTORS:

TIGGATOR, INC.

By:          /s/ Wallace L. Hall, Jr.
   Wallace L. Hall, Jr.,
        Vice President

TRB MINERALS, LP

By:           Lizardhead Corp.,
 its general partner

 By:           /s/ Wallace L. Hall, Jr.
      Wallace L. Hall, Jr.,
       President

WEST FORK PARTNERS, L.P.

By:    Wetland Partners, L.P.
    its general partner

  By:           WF Investments, Inc.,
       its general partner

By:           /s/ Wallace L. Hall, Jr.
Wallace L. Hall, Jr.,
                        President

Signature Page to Amendment No.1
to Contribution and Exchange Agreement

ANNEX I

INDEX TO EXHIBITS AND SCHEDULES

Exhibits
Exhibit 1.2(a)(i)	Properties
Exhibit 1.3	Instruments of Conveyance
Exhibit 6.2(e)	Surface Use Agreement
Exhibit 6.3(g)	Common Unit Lockup Agreement

Schedules
Partnership Schedules
Schedule 2.5	Noncontravention
Schedule 2.6	Governmental Approvals
Schedule 2.7	Financial Statements
Schedule 2.8	Absence of Undisclosed Liabilities
Schedule 2.9	Absence of Certain Changes
Schedule 2.10	Compliance With Laws

Contributors Schedules
Schedule 1.2(b)	Subject Units Allocation Schedule
Schedule 1.4	No Liabilities Assumed by the Partnership
Schedule 3.3	Noncontravention
Schedule 3.4	Governmental Approvals
Schedule 3.5	Title to the Properties
Schedule 3.6	Absence of Undisclosed Liabilities
Schedule 3.7	Absence of Certain Changes
Schedule 3.9	Compliance With Laws
Schedule 3.10	Legal Proceedings
Schedule 3.11	Permits
Schedule 3.12	Environmental Matters
Schedule 3.13	Proceeds of Production
Schedule 4.2(a)	Permitted Encumbrances